April 30, 2010

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

SOCIALLY RESPONSIVE PORTFOLIO

SUMMARY PROSPECTUS

S Class Shares

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at https://www.nb.com/VariableAnnuityLiterature.aspx?id=1278. You can also get this information at no cost by calling 800-877-9700 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated April 30, 2010, are incorporated herein by reference.

GOAL

The Fund seeks long-term growth of capital by invesing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. These tables do not reflect any expenses or charges that are, or may be, imposed under a variable annuity or variable life insurance separate account or a qualified pension or retirement plan. For information on these expenses and charges, please refer to the applicable variable contract prospectus summary or disclosure statement, or if you purchased shares through a qualified plan, please consult the plan administrator.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)[1]
Management fees	0.85
Distribution (12b-1) fees	0.25
Other expenses	0.30
Total annual operating expenses	1.40
Fee waiver and/or expense reimbursement	0.22
Total annual operating expenses after fee waiver and/or expense reimbursement	1.18

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$120	$375	$699	$1,619

[1]

Neuberger Berman Management LLC (“NBM”) has contractually undertaken to limit the Fund’s expenses through December 31, 2013 by waiving fees and/or reimbursing certain expenses of the Fund so that its total operating expenses (including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), in the aggregate, are limited to 1.17% per annum of the Fund’s average daily net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
SOCIALLY RESPONSIVE PORTFOLIO	April 30, 2010

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balanced sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors. Among companies that meet these criteria, the Portfolio Managers look for those that show leadership in three areas:

•	environmental concerns

•	diversity in the work force

•	progressive employment and workplace practices, and community relations.

The Portfolio Managers typically also look at a company’s record in public health and the nature of its products. The Portfolio Managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons or nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

While the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities selected in accordance with its social policy. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. A company’s stock can also be affected by the company’s financial condition. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Socially Responsive Investing Risk. The Fund’s social policy could cause it to underperform similar funds without a social policy since undervalued stocks that do not meet the social criteria could outperform those that do, economic or political changes could make certain companies less attractive for investment and the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.

Market Capitalization Risk. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
SOCIALLY RESPONSIVE PORTFOLIO	April 30, 2010

Value Investing Risk. With a valuation sensitive approach, there is the risk that stocks may remain undervalued during a given period, because value stocks, as a category, lose favor with investors, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price and may also be less liquid than comparable U.S. securities. World markets may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market.

Currency Risk. Currency fluctuations could erase investment gains or add to investment losses.

Arbitrage Risk. Investing in foreign stocks or thinly-traded securities may involve a greater risk for excessive trading due to potential arbitrage opportunities. For example, to the extent that the Fund’s net asset value does not immediately reflect changes in market conditions or the true market value of these securities, an investor may seek to benefit from the pricing differences caused by this delay.

Recent Market Conditions. Market volatility in 2008 and parts of 2009 resulted in an usually high degree of volatility in the financial markets, both domestic and foreign and in the net asset values of many mutual funds, including to some extent the Fund. That period also witnessed decreased liquidity in some markets and these conditions may occur again. Because the situation was unprecedented and widespread, it may be unusually difficult to identify future risks and opportunities using past models of the interplay of market forces, or to predict the duration of future volatility.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
SOCIALLY RESPONSIVE PORTFOLIO	April 30, 2010

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index, which appear immediately below the Fund’s returns. The performance information does not reflect insurance product or qualified expenses. If such information were reflected, returns would be less than those shown.

Past performance is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS

AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

Best quarter: 02 ’09 15.84%

Worst quarter: 04 ’08 -26.95%

AVERAGE ANNUAL TOTAL % RETURNS

AS OF 12/31/09*

	1 Year	5 Years	10 Years
Socially Responsive Portfolio (Class S)	31.31	0.72	2.47
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46	0.42	0.95

*

Because Class S shares of the Fund commenced operations on May 1, 2006, performance from the beginning of the measurement period shown above to May 1, 2006 is that of the Fund’s Class I shares. Class S shares would have substantially similar performance as Class I shares because the classes would be invested in the same portfolio securities. However, Class I shares’ performance would be higher than that of Class S shares because of higher expenses paid by Class S shares.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Arthur Moretti, CFA (Managing Director of NBM and NB), Ingrid S. Dyott (Managing Director of NBM and NB), Sajjad S. Ladiwala, CFA (Managing Director of NBM and NB) and Mamundi Subhas, CFA (Senior Vice President of NBM and NB). Mr. Moretti has managed the Fund’s assets since 2001, Ms. Dyott and Mr. Ladiwala have managed the Fund’s assets since 2003, and Mr. Subhas has managed the Fund’s assets since 2008.

BUYING AND SELLING FUND SHARES

The Fund is designed for use with certain variable insurance contracts and qualified plans. Because shares of the Fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this Fund.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
SOCIALLY RESPONSIVE PORTFOLIO	April 30, 2010

When you buy and sell shares of the Fund, the share price is the Fund’s net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted. The Fund is open for business every day the New York Stock Exchange (“Exchange”) is open.

TAX INFORMATION

Distributions made by the Fund to a variable annuity or variable life insurance separate account or a qualified pension or retirement plan, and exchanges and redemptions of Fund shares made by a separate account or qualified plan ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. Please see your variable contract prospectus or the governing documents of your qualified plan for information regarding the federal income tax treatment of the distributions to separate accounts or qualified plans and the holders of the contracts or plan participants.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and NBM and/or its affiliates may pay insurance companies or their affiliates, qualified plan administrators, broker- dealers or other financial intermediaries, for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants who choose the Fund as an investment option. These payments may be made to the intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the intermediaries to recommend the Fund’s shares or make them available to current or prospective variable contract owners and qualified plan participants, and therefore promote distribution of the Fund’s shares.

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NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
SOCIALLY RESPONSIVE PORTFOLIO	April 30, 2010

SEC File Number: 811-4255

K0056 04/10